UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2015

Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3284 Northside Parkway NW Suite 150, Atlanta, GA	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

_____________________ (Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On August 28, 2015, Preferred Apartment Communities Operating Partnership, L.P. ("PAC-OP") and Preferred Apartment Communities, Inc. (the "Company") entered into that certain Third Amended and Restated Credit Agreement (the "Third Amended and Restated Credit Agreement") with KeyBank National Association ("Lender") and the other lenders party thereto to amend and completely restate the terms of the Second Amended and Restated Credit Agreement dated as of February 12, 2015 that governs PAC-OP's existing $50 million senior secured revolving credit facility (the "Revolving Facility"). The Third Amended and Restated Credit Agreement, among other things, increased the availability under the Revolving Facility from $50 million to $70 million with the ability to increase it to $120 million, subject to certain syndication and other requirements in the Third Amended and Restated Credit Agreement, extended the maturity date for the Revolving Facility and modified certain of the financial covenants. As of July 31, 2015, the outstanding balance on the Revolving Facility was approximately $24.5 million.

PAC-OP and the Company may use the available proceeds under the Revolving Facility, on an as needed basis, to fund investments, capital expenditures, dividends and working capital and other general corporate purposes. The Company is the general partner of, and owner of an approximately 98.8% interest in, PAC-OP.

The Revolving Facility has a maturity date of August 28, 2018. At PAC-OP's election, loans made under the Revolving Facility bear interest at a rate per annum equal to either: (x) the greater of: (1) to the Lender's "prime rate"; (2) the Federal Funds Effective Rate plus 0.5%; and (3) the Adjusted Eurodollar Rate for a one-month interest period plus 1.00%, (the "Base Rate"), or (y) the one-, two-, three-, or six-month per annum LIBOR for deposits in the applicable currency (the “Eurodollar Rate”), as selected by PAC-OP, plus an applicable margin. The applicable margin for Eurodollar Rate loans under the Revolving Facility is 3.25% and the applicable margin for Base Rate loans under the Revolving Facility is 2.25%. Commitment fees on the average daily unused portion of the Revolving Facility are payable at a rate per annum of either 0.20% or 0.30%, depending on the outstanding balance of the Revolving Facility. All Principal under the Revolving Facility is payable in full at maturity on August 28, 2018.

PAC-OP has the right to prepay amounts owing under the Revolving Facility, in whole or in part, without premium or penalty, subject to any breakage costs and minimum repayment amounts of $100,000 on Eurodollar Rate loans and $500,000 on Base Rate loans.

Interest on Base Rate loans is payable monthly in arrears on the first business day of each month. Interest on Eurodollar Rate loans is payable at the end of each interest rate period and at the end of each three-month interval within an interest rate period if the interest period is longer than three months.

Borrowings under the Credit Facility continue to be secured by, among other things, a pledge by PAC-OP of 100% of the ownership of each of its current and future real estate loan subsidiaries (the "Real Estate Loan Subsidiaries"), a pledge by PAC-OP of 49% of the ownership (the "49% Pledged Interests") of each of its current and future real estate subsidiaries (the "Real Estate Subsidiaries"), a joint and several repayment guaranty from the Company and each of the Real

Estate Loan Subsidiaries, and a collateral assignment of loan documents by each of the Real Estate Loan Subsidiaries and PAC-OP. In addition, PAC-OP or Sunbelt Retail, LLC (a wholly owned indirect subsidiary of PAC-OP, "Sunbelt Retail") and Lender have entered into buy-sell agreements for each of the Real Estate Subsidiaries so that, following a foreclosure by Lender on the 49% Pledged Interests, Lender can trigger a process where PAC-OP or Sunbelt Retail as applicable, can buy the 49% Pledged Interest from Lender or Lender can buy the non-pledged 51% ownership interest of PAC-OP or Sunbelt Retail, as applicable, in each of such Real Estate Subsidiaries.

The description above of the terms of the Third Amended and Restated Credit Agreement, the buy-sell agreements and any other loan document are qualified in their entirety by the agreements and the form of Buy-Sell Agreement attached as Exhibits 10.1 through 10.4, respectively, to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in this report set forth under Item 1.01 regarding the Credit Facility is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

10.1
Third Amended and Restated Credit Agreement dated as of August 28, 2015 among Preferred Apartment Communities, Inc., Preferred Apartment Communities Operating Partnership, L.P., the lenders party thereto and KeyBank National Association

10.2
Third Amended and Restated Pledge and Security Agreement dated as of August 28, 2015 among Preferred Apartment Communities Operating Partnership, L.P., New Market Properties, LLC, Sunbelt Retail, LLC, Iris Crosstown Mezzanine Lending, LLC, City Vista Mezzanine Lending, LLC, Newport Overton Mezzanine Lending, LLC, Haven West Mezzanine Lending, Starkville Mezzanine Lending, LLC, 360 Irvine Lending, LLC, Summit Crossing III Mezzanine Lending, LLC, Oxford Overture Lending, LLC, Haven Lubbock Lending, LLC, Newport Kennesaw Mezzanine Lending, Haven Waco Lending, LLC, Haven Tampa Lending, LLC, PAC Dawson Lending, LLC and KeyBank National Association

10.3
Third Amended and Restated Guaranty dated as of August 28, 2015 by each of Preferred Apartment Communities, Inc., New Market Properties, LLC, Sunbelt Retail, LLC, Iris Crosstown Mezzanine Lending, LLC, City Vista Mezzanine Lending, LLC, Newport Overton Mezzanine Lending, LLC, Haven West Mezzanine Lending, Starkville Mezzanine Lending, LLC, 360 Irvine Lending, LLC, Summit Crossing III Mezzanine Lending, LLC, Oxford Overture Lending, LLC, Haven Lubbock Lending, LLC, Newport Kennesaw Mezzanine Lending, LLC, Haven Waco Lending, LLC, Haven Tampa Lending, LLC and PAC Dawson Lending, LLC with KeyBank National Association

10.4	Form of Buy-Sell Agreement with KeyBank National Association*

•	Previously filed with the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on February 17, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: August 31, 2015	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Senior Vice President, General Counsel and Secretary